UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 27, 2017, Great Western Bancorp, Inc. ("Great Western" and, together with its consolidated subsidiaries, the “Company”) announced its earnings for the second fiscal quarter ended March 31, 2017. A copy of Great Western's press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the slide presentation relating to the Company’s earnings results for use on the conference call being held for investors and analysts is being furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

The Company is also furnishing via this report on Form 8-K a copy of its Quarterly Investor Relations Presentation which includes financial data as of and for the three and six months ended March 31, 2017. The Company intends to use this presentation for any investor meetings or related interactions through the second quarter of fiscal year 2017. A copy of the presentation will also be available in the Investor Relations section of the Company’s website, www.greatwesternbank.com. A copy of the presentation is furnished as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Great Western dated April 27, 2017, containing financial information for the quarter ended March 31, 2017.

99.2	Slide presentation for conference call for investors and analysts on April 27, 2017.

99.3	Quarterly Investor Relations Presentation for the second quarter of fiscal year 2017.

All information provided in this report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Great Western under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: April 27, 2017	By: /s/ Peter Chapman
Name: Peter Chapman
Title: Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant dated April 27, 2017, containing financial information for the quarter ended March 31, 2017.

99.2	Slide presentation for conference call for investors and analysts on April 27, 2017.

99.3	Quarterly Investor Relations Presentation for the second quarter of fiscal year 2017.